Item 1.  Report to Shareholders

DECEMBER 31, 2004

EQUITY MARKET INDEX FUNDS

Annual Report

T. Rowe Price

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price Equity Market Index Funds
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Fellow Shareholders

U.S. stocks rose moderately in the second half of 2004, capping a second consecutive year of gains. Equities declined through mid-August as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the reelection of President Bush. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year.

Market Environment

The economy continued to expand in the second half of 2004, overcoming a mid-year period of softness that was largely attributable to heightened consumer and business caution amid rising oil prices and a tight presidential election race. Both of these concerns eased in the fourth quarter, as the price of oil fell sharply from its recent high and investors welcomed the uncontested presidential election result. The Federal Reserve continued to unwind its highly accommodative monetary policy in the last six months, though this was not to the detriment of the equity market. Beginning on June 30, the central bank raised the federal funds target rate gradually from 1.00% to 2.25% in five quarter-point increments.

Small-cap shares outperformed their larger counterparts in the second half of 2004 and for the full year: the Russell 2000 Index returned 10.83% and 18.33%, respectively, versus 7.19% and 10.88% for the S&P 500 Index. As measured by various Russell indexes, growth stocks lagged value across all market capitalizations in both periods.

The market for initial public offerings (IPOs) picked up dramatically in 2004, as investors seemed willing to embrace more investment risk than in recent years. According to Thomson Financial, 249 companies went public in 2004 versus 85 in 2003, as reported by The Wall Street Journal. However, as measured by the Dow Jones Wilshire 5000 Composite Index (Wilshire 5000), the universe of publicly traded companies based in the U.S. continued to shrink: there were 4,971 companies in the index at the end of 2004 versus 5,033 six months ago and 5,213 at the end of 2003. Heightened merger activity is one of the primary reasons. Also, some very small companies have been delisting from the major exchanges or taking themselves private, possibly due to the rising costs of complying with securities laws and regulations that were implemented following the corporate scandals of recent years.

Sector Performance

As measured by the Wilshire 5000, every major sector in the U.S. stock market produced positive returns in both the second half of 2004 and the entire year. Since mid-year, utilities, energy, and telecommunication services were among the strongest sectors. The materials and consumer discretionary sectors also performed well, but health care and information technology shares lagged due to weakness among pharmaceuticals and semiconductors, respectively. Consumer staples stocks were also sluggish. For the entire year, energy stocks far surpassed other sectors, but utility, telecommunication services, industrials and business services, and materials companies also performed well. Health care and information technology stocks generated only slight gains.

Wilshire 5000 Returns by Sector
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Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Consumer Discretionary                               12.55%               15.00%

Consumer Staples                                      2.31                 9.29

Energy                                               16.73                33.46

Financials                                           10.58                14.01

Health Care                                           0.62                 4.77

Industrials and Business Services                    10.58                18.69

Information Technology                                3.01                 2.33

Materials                                            15.01                18.69

Telecommunication Services                           15.12                19.12

Utilities                                            18.64                23.54


Equity Index 500 Fund

Your fund returned 7.03% in the second half of 2004 and 10.51% for the entire year. As shown in the table, the fund closely tracked the performance of its benchmark, the S&P 500 Stock Index, in both periods. The fund usually lags slightly due to annual operating and management expenses.

Performance Comparison
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Periods Ended 12/31/04                            6 Months            12 Months
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Equity Index 500 Fund                                 7.03%               10.51%

S&P 500 Stock Index                                   7.19                10.88

The financials sector (20.6% of equities as of December 31, 2004) contributed the most to fund performance in the last six months. Most underlying industries produced gains, led by commercial banks such as Bank of America, Wachovia, and Wells Fargo. Companies tied to the capital markets also had a favorable year, led by Merrill Lynch. Other financial industries were less robust. Insurance stocks lagged, pressured by New York Attorney General Eliot Spitzer's allegations of bid-rigging against insurance broker Marsh & McLennan--one of our largest performance detractors--and by the broadening of his investigation into insurance industry practices. (Please see the fund's portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Consumer discretionary shares (11.9% of equities) also performed well. Stocks of hotels, restaurants, and companies associated with leisure activities paced the sector's advance, especially McDonald's, Starbucks, and cruise ship operator Carnival. Specialty retailers also rose, led by home improvement specialists Home Depot and Lowe's. Stocks of several media companies struggled, though industry titans Comcast, Time Warner, and Disney contributed substantially to fund performance. Automobile companies lagged.

Industrials and business services (11.8% of equities) generally produced positive returns, though index heavyweight GE, which was the fund's second-largest contributor to our results, represented a substantial portion of the sector's gains. Machinery stocks, led by Caterpillar, plowed ahead as the economy continued its expansion. Other industries also moved forward, including air freight and railroads, though the commercial services and supply industry was the sector's caboose.

Portfolio Characteristics
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                                                                        Extended
                                       Equity     Total Equity            Equity
As of 12/31/04                      Index 500     Market Index      Market Index
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Market Cap (Investment-
Weighted Median)                $55.7 billion    $27.4 billion      $2.3 billion

Earnings Growth Rate
Estimated Next 5 Years *                11.5%            11.8%             14.0%

P/E Ratio (Based on Next
12 Months' Estimated Earnings) *        17.8X            17.9X             19.0X

* Source data: IBES. Forecasts are in no way indicative of future investment returns.

Energy stocks (7.1% of equities) were fueled by the highest U.S. oil prices in 21 years. Nearly every energy stock in the fund and the index produced gains in the last six months, though much of the sector's contribution to our results stems from the favorable performance of ExxonMobil. Telecommunication services shares (3.3% of equities) also connected with investors, as industry fundamentals showed signs of stabilization and improvement, with Verizon Communications, Sprint, and SBC Communications among our top contributors. In addition, utilities (2.9% of equities) gained as investors sought higher-yielding securities in an environment of low interest rates.

Information technology stocks (16.1% of equities) were disappointing in the second half of 2004, though a robust rebound in the fourth quarter offset third-quarter losses. Technology shares lagged as strength in makers of computers and peripherals, especially IBM, Dell, and Apple Computer, was offset by weakness in semiconductor and, to a lesser extent, communications equipment companies. In fact, chip giant Intel and networking behemoth Cisco Systems, bellwethers of each industry, were two of our worst contributors to performance.

The health care sector (12.7% of equities) detracted from fund performance the most in the last six months. Although a few health care providers and service companies performed very well, such as UnitedHealth Group and WellPoint, pharmaceutical stocks Pfizer and Merck fell sharply amid concerns about heightened cardiovascular risks and other undesirable side effects from various drugs following Merck's worldwide withdrawal of its Vioxx arthritis medicine.

There were 20 changes to the composition of the S&P 500 in 2004, 10 of which occurred in the last six months. Companies that joined the index included Compass Bancshares, CIT Group, and Archstone-Smith Trust in the financials sector; health care companies Laboratory Corporation of America and Fisher Scientific; and News Corp. and Coach in the consumer discretionary sector. Notable departures from the index include PeopleSoft, which was acquired by software giant Oracle after a protracted fight; WellPoint, which merged with Anthem; and AT&T Wireless, which was bought by Cingular Wireless, jointly owned by SBC Communications and BellSouth. (Please see the table on page 10 for a list of all index additions and deletions in 2004.)

Total Equity Market Index Fund

Your fund returned 8.20% in the second half of 2004 and 12.22% for the full year. The fund closely tracked the performance of the Dow Jones Wilshire 5000 Composite Index (formerly the Wilshire

Performance Comparison
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Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Total Equity Market Index Fund                        8.20%               12.22%

Dow Jones Wilshire 5000
Composite Index *                                     8.37                12.62

*    Dow Jones Wilshire 5000 returns through 12/31/04, calculated as of 1/10/05.

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5000 Total Market Index) in both periods, as shown in the table on page 4, but slightly lagged due to annual operating and management expenses.

Because the Wilshire 5000 includes about 5,000 publicly traded companies, it is impractical for us to buy shares of each. Instead, we use sampling strategies in an attempt to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratios--closely resemble those of the index. At the end of December, the fund owned stocks of nearly 2,000 companies.

Sector Diversification
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Percent of                                                              Extended
Equities                              Equity      Total Equity            Equity
As of 12/31/04                     Index 500      Market Index      Market Index
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Consumer Discretionary                 11.9%             13.8%             18.8%

Consumer Staples                       10.5               9.2               4.7

Energy                                  7.1               6.7               5.5

Financials                             20.6              21.7              25.2

Health Care                            12.7              12.5              11.5

Industrials and Business Services      11.8              10.9              10.0

Information Technology                 16.1              16.0              15.3

Materials                               3.1               3.4               4.5

Telecommunication Services              3.3               2.8               1.6

Trusts                                  0.0               0.0               0.0

Utilities                               2.9               3.0               2.9

Other and Reserves                      0.0               0.0               0.0

Note: The numbers in this table may not match the sector percentages in each fund's portfolio of investments, which are calculated as a percentage of net assets.

In general, what was true about the performance of the 500 Fund in the last six months was also true for this fund: financials, consumer discretionary, and industrials and business services companies were among the fund's top contributors to performance, while the information technology and health care sectors lagged. The Wilshire 5000, which represents the entire U.S. stock market, includes all S&P 500 companies. In fact, the S&P 500 represents about 76% of the Wilshire 5000's total market value. The largest components of the Wilshire index--as with the S&P 500--have the greatest influence on performance. In addition, the percentage weightings of the major sectors are somewhat similar, as shown in the Sector Diversification table above.

Extended Equity Market Index Fund

Your fund returned 11.74% in the second half of 2004 and 18.38% for the entire year. The fund closely tracked the performance of the Dow Jones Wilshire 4500 Completion Index (formerly the Wilshire 4500 Completion Index) in both periods but lagged slightly due to annual operating and management expenses.

Performance Comparison
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Periods Ended 12/31/04                              6 Months           12 Months
--------------------------------------------------------------------------------

Extended Equity Market Index Fund                     11.74%              18.38%

Dow Jones Wilshire 4500 Completion Index *            12.04               18.57

* Dow Jones Wilshire 4500 returns through 12/31/04, calculated as of 1/10/05.

The index includes nearly 4,500 small- and mid-cap companies, so it is impractical for us to buy shares of each. Instead, we use sampling strategies (just as we do with the Total Equity Market Index Fund) in an attempt to match the performance of the index. At the end of December, the fund held more than 2,400 stocks.

The financials sector (25.2% of equities as of December 31, 2004) contributed the most to fund performance in the last six months. Real estate investment trusts (REITs) paced the sector's advance, as the real estate market remained healthy and investors sought the attractive yields offered by REITs in an environment of low interest rates. Commercial banks also performed well, while other financial industries were less robust.

The consumer discretionary sector (18.8% of equities) produced strong gains in the second half of 2004. Media companies Liberty Media, Sirius Satellite Radio, and Cox Radio were some of our largest individual contributors to fund performance. Stocks of hotels, restaurants, and companies associated with leisure activities also fared well, led by MGM Mirage. Automobile companies, as with their larger peers, lagged other industries in the sector. Internet and catalog retailers were dragged lower by weakness in Amazon.com, one of the fund's largest detractors. (Please see the fund's portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Stocks in the industrials and business services sector (10.0% of equities) generally performed well in the last six months. Most underlying industries contributed to our results, but machinery and road and rail stocks were two of the stronger areas. Airline stocks struggled, however, amid high jet fuel costs, weak fundamentals throughout much of the industry, and poor investor sentiment toward the entire group.

Information technology shares (15.3% of equities) were lackluster in the last six months, as gains in the fourth quarter offset losses in the third.

Most of the sector's contribution to fund performance was attributable to the powerful returns generated by Google, which had one of the largest IPOs in 2004, in the Internet and software services industry. Other industries produced modest gains, but semiconductor stocks struggled along with their larger brethren.

Health care stocks (11.5% of equities) rose modestly in the last six months. Health care providers and service companies contributed the most, led by UnitedHealth Group, PacifiCare Health Systems, and WellChoice. Pharmaceutical stocks trailed other industries as sentiment toward the group was tainted by the woes of several large-cap drug makers.

Year-End Distributions

On December 13, 2004, the Equity Market Index Funds' Board of Directors declared fourth-quarter dividends:

o $0.22 per share for the Equity Index 500 Fund,

o $0.16 per share for the Total Equity Market Index Fund, and

o $0.09 per share for the Extended Equity Market Index Fund.

There were no year-end capital gain distributions. The dividends were paid on December 15 to shareholders of record on December 13. You should have received your check or statement reflecting the dividends, as well as IRS Form 1099-DIV summarizing this information for 2004 tax purposes.

Outlook

U.S. stocks have risen for two consecutive years, which has not occurred since 1998-1999. Favorable fundamentals driving the market--including solid corporate earnings growth, relatively low inflation and interest rates, and a pickup in merger activity--suggest that stocks could continue to rise in 2005. However, returns are likely to be more moderate than in the last two years. Although the Federal Reserve is determined to continue raising short-term interest rates at a "measured" pace, any acceleration of inflation or economic growth could trigger a more aggressive response from the central bank. In addition, concerns about the weakening U.S. dollar or the burgeoning trade and federal budget deficits could add upward pressure to interest rates, which would not be welcomed by equity investors.

In any event, we do not worry about how the market or various equity sectors may perform as the tug of war between bullish and bearish forces plays itself out. Our task is to track the broad equity market indexes with the assets you have entrusted to us, and we appreciate your confidence in our investment management abilities.

Respectfully submitted,

E. Frederick Bair
Chairman of the funds' Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing each fund's investment program.


New Weighting Methodology for S&P Indexes
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Beginning in 2005, Standard & Poor's will change its methodology for weighting stocks in some of its domestic equity indexes, including the S&P 500 Stock Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. At present, S&P weights stocks in each index based on their market capitalization, which is calculated by multiplying the stock's price by the number of shares outstanding. Under the new "float-weighting" methodology, the weights will be determined based on the value of shares that are available for trading. According to S&P, this would exclude shares that are "closely held by other publicly traded companies, control groups or government agencies."

Standard & Poor's has adopted the following timetable to smooth the transition to the new weighting methodology:

o From January 1, 2005, through March 18, 2005, S&P will continue to calculate index weightings using the full market capitalization of each stock.

o From March 19, 2005, through September 16, 2005, S&P index weighting calculations will reflect a partial implementation of the free-float methodology to reduce the disruptions that might otherwise occur to the index without a transition period.

o After September 16, 2005, S&P will calculate index weightings using a full free-float adjustment.

T. Rowe Price will continue to benchmark the Equity Index 500 Fund against the official S&P 500 Index benchmark. We will gradually shift to the full free-float methodology in tandem with the index.

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Risks of Investing

As with all stock mutual funds, the funds' share prices can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Glossary

Dow Jones Wilshire 4500 Completion Index: Tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those in the S&P 500 Stock Index.

Dow Jones Wilshire 5000 Composite Index: Tracks the performance of the most active stocks in the broad U.S. market.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Russell 2000 Index: Tracks the stocks of 2000 small U.S. companies.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

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T. Rowe Price Equity Market Index Funds
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The Evolving S&P 500 Stock Index
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Changes in the index in 2004

Additions                                    Deletions
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Affiliated Computer Services                 American Greetings

Archstone-Smith Trust                        AT&T Wireless

Caremark RX                                  Bank One Corp.

CIT Group                                    Charter One Financial

Coach                                        Concord EFS

Compass Bancshares                           Crance

E*TRADE Financial                            Deluxe

Fisher Scientific                            FleetBoston Financial

Freescale Semiconductor                      John Hancock Financial Services

Gilead Sciences                              PeopleSoft

Hospira                                      Regions Financial Corporation

L-3 Communication                            South Trust

Laboratory Corporation of America            Sprint PCS

M&T Bank                                     Thomas & Betts

Mylan Laboratories                           Travelers Property Casualty

News Corp.                                   Tupperware

Regions Financial                            Union Planters

Sovereign Bancorp                            WellPoint Health Networks

Valero Energy                                Winn-Dixie

XTO Energy                                   Worthington Industries

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T. Rowe Price Equity Market Index Funds
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Portfolio Highlights
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Twenty-Five Largest Holdings

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04

Equity Index 500 Fund
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GE                                                                          3.3%

ExxonMobil                                                                  2.8

Microsoft                                                                   2.5

Citigroup                                                                   2.1

Wal-Mart                                                                    1.9
--------------------------------------------------------------------------------

Pfizer                                                                      1.7

Bank of America                                                             1.6

Johnson & Johnson                                                           1.6

American International Group                                                1.5

IBM                                                                         1.4
--------------------------------------------------------------------------------

Intel                                                                       1.3

Procter & Gamble                                                            1.2

J.P. Morgan Chase                                                           1.2

Cisco Systems                                                               1.1

Altria Group                                                                1.1
--------------------------------------------------------------------------------

Verizon Communications                                                      1.0

ChevronTexaco                                                               1.0

Wells Fargo                                                                 0.9

Dell                                                                        0.9

Coca-Cola                                                                   0.9
--------------------------------------------------------------------------------

UPS                                                                         0.8

Home Depot                                                                  0.8

Time Warner                                                                 0.8

PepsiCo                                                                     0.8

SBC Communications                                                          0.7
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Total                                                                      34.9%

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T. Rowe Price Equity Market Index Funds
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Portfolio Highlights
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Twenty-Five Largest Holdings

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04

Total Equity Market Index Fund
--------------------------------------------------------------------------------

GE                                                                          2.5%

ExxonMobil                                                                  2.2

Microsoft                                                                   1.9

Citigroup                                                                   1.6

Wal-Mart                                                                    1.5
--------------------------------------------------------------------------------

Pfizer                                                                      1.3

Bank of America                                                             1.3

Johnson & Johnson                                                           1.2

American International Group                                                1.1

IBM                                                                         1.1
--------------------------------------------------------------------------------

Intel                                                                       1.0

Procter & Gamble                                                            0.9

J.P. Morgan Chase                                                           0.9

Berkshire Hathaway                                                          0.9

Cisco Systems                                                               0.9
--------------------------------------------------------------------------------

Altria Group                                                                0.8

ChevronTexaco                                                               0.7

Verizon Communications                                                      0.7

Dell                                                                        0.7

Wells Fargo                                                                 0.7
--------------------------------------------------------------------------------

Coca-Cola                                                                   0.7

Home Depot                                                                  0.6

UPS                                                                         0.6

PepsiCo                                                                     0.6

Time Warner                                                                 0.6
--------------------------------------------------------------------------------

Total                                                                      27.0%

T. Rowe Price Equity Market Index Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04

Extended Equity Market Index Fund
--------------------------------------------------------------------------------

Berkshire Hathaway                                                          3.5%

Kraft Foods                                                                 1.6

Genentech                                                                   1.5

Google                                                                      1.4

Liberty Media                                                               0.9
--------------------------------------------------------------------------------

DIRECTV                                                                     0.6

IAC/InterActiveCorp                                                         0.5

Amazon.com                                                                  0.5

Las Vegas Sands                                                             0.4

Juniper Networks                                                            0.4
--------------------------------------------------------------------------------

Fox Entertainment Group                                                     0.4

Genworth Financial                                                          0.4

MGM Mirage                                                                  0.3

Royal Caribbean Cruises                                                     0.3

UnionBancal                                                                 0.3
--------------------------------------------------------------------------------

Vornado Realty Trust                                                        0.3

D. R. Horton                                                                0.3

Sirius Satellite Radio                                                      0.2

Enterprise Products Partners                                                0.2

Washington Post                                                             0.2
--------------------------------------------------------------------------------

XTO Energy                                                                  0.2

Kmart Corporation                                                           0.2

Lennar                                                                      0.2

Harman International                                                        0.2

Liberty Media International                                                 0.2
--------------------------------------------------------------------------------

Total                                                                      15.2%

T. Rowe Price Equity Market Index Funds
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Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Equity Index 500 Fund
--------------------------------------------------------------------------------

As of 12/31/04
Equity Index 500 Fund                                           $        30,401
S&P 500 Stock Index                                             $        31,258

                                              Equity Index              S&P 500
                                                  500 Fund          Stock Index

12/94                                      $        10,000      $        10,000

12/95                                               13,716               13,758

12/96                                               16,824               16,917

12/97                                               22,354               22,561

12/98                                               28,683               29,008

12/99                                               34,602               35,112

12/00                                               31,383               31,915

12/01                                               27,564               28,122

12/02                                               21,441               21,907

12/03                                               27,510               28,190

12/04                                               30,401               31,258

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Equity Index 500 Fund                       10.51%         -2.56%         11.76%

S&P 500 Stock Index                         10.88          -2.30          12.07

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The fund charges a redemption fee of 0.5% on shares held for 90 days or less. The performance information shown does not reflect the deduction of the redemption fee. If it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Total Equity Market Index Fund
--------------------------------------------------------------------------------

As of 12/31/04
Total Equity Market Index Fund                                  $        14,014
Dow Jones Wilshire 5000 Composite Index                         $        14,118

                                              Total Equity            Dow Jones
                                                    Market        Wilshire 5000
                                                Index Fund      Composite Index

1/30/98                                    $        10,000      $        10,000

12/98                                               12,320               12,276

12/99                                               15,184               15,169

12/00                                               13,615               13,516

12/01                                               12,090               12,033

12/02                                                9,531                9,523

12/03                                               12,488               12,536

12/04                                               14,014               14,118

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                          1 Year     5 Years     (1/30/98)
--------------------------------------------------------------------------------

Total Equity Market Index Fund                  12.22%      -1.59%         5.00%

Dow Jones Wilshire 5000 Composite Index         12.62       -1.42          5.11

Dow Jones Wilshire 5000 returns through 12/31/04, calculated as of 1/10/05.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The fund charges a redemption fee of 0.5% on shares held for 90 days or less. The performance information shown does not reflect the deduction of the redemption fee. If it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Extended Equity Market Index Fund
--------------------------------------------------------------------------------

As of 12/31/04
Extended Equity Market Index Fund                               $        15,878
Dow Jones Wilshire 4500 Completion Index                        $        15,988

                                                  Extended            Dow Jones
                                             Equity Market        Wilshire 4500
                                                Index Fund     Completion Index

1/30/98                                    $        10,000      $        10,000

12/98                                               11,229               11,021

12/99                                               15,016               14,932

12/00                                               12,677               12,577

12/01                                               11,467               11,404

12/02                                                9,389                9,375

12/03                                               13,412               13,492

12/04                                               15,878               15,988

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                     1 Year        5 Years      (1/30/98)
--------------------------------------------------------------------------------

Extended Equity Market Index Fund          18.38%          1.12%           6.91%

Dow Jones Wilshire 4500 Completion Index   18.57           1.38            7.02

Dow Jones Wilshire 4500 returns through 12/31/04, calculated as of 1/10/05.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The fund charges a redemption fee of 0.5% on shares held for 90 days or less. The performance information shown does not reflect the deduction of the redemption fee. If it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of each of the following tables ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of each table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account maintenance fee that is not included in the accompanying tables. The account maintenance fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRA accounts, but not to retirement plans directly registered with T. Rowe Price Services, or accounts maintained by intermediaries through NSCC(RT) Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the tables highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Equity Index 500 Fund
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,070.30                 $1.82

Hypothetical (assumes 5%
return before expenses)             1,000         1,023.38                  1.78

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.35%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Total Equity Market Index Fund
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,082.00                 $2.09

Hypothetical (assumes 5%
return before expenses)             1,000         1,023.13                  2.03

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.40%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Extended Equity Market Index Fund
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,117.40                 $2.13

Hypothetical (assumes 5%
return before expenses)             1,000         1,023.13                  2.03

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.40%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

DECEMBER 31, 2004

EQUITY INDEX 500 FUND

Annual Report -- Financial Statements

T. ROWE PRICE

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 29.95   $ 23.67   $ 30.84   $ 35.50   $ 39.56

Investment activities

  Net investment income (loss)     0.51*     0.37*     0.34*     0.32*     0.33*

  Net realized and
  unrealized gain (loss)           2.61      6.28     (7.17)    (4.65)    (3.98)

  Total from
  investment activities            3.12      6.65     (6.83)    (4.33)    (3.65)

Distributions

  Net investment income           (0.51)    (0.37)    (0.34)    (0.33)    (0.33)

  Net realized gain                   --        --        --        --    (0.08)

  Total distributions             (0.51)    (0.37)    (0.34)    (0.33)    (0.41)

NET ASSET VALUE

End of period                   $ 32.56   $ 29.95   $ 23.67   $ 30.84   $ 35.50
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                    10.51%*   28.31%* (22.21)%* (12.17)%*  (9.30)%*

Ratio of total expenses to
average net assets                0.35%*    0.35%*    0.35%*    0.35%*    0.35%*

Ratio of net investment
income (loss) to average
net assets                        1.69%*    1.44%*    1.27%*    1.00%*    0.85%*

Portfolio turnover rate            6.4%      1.2%      6.6%      4.0%      9.1%

Net assets, end of period
(in millions)                   $ 4,789   $ 3,885   $ 2,708   $ 3,473   $ 4,045

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

*Excludes expenses in excess of a 0.35% contractual expense limitation in effect through 4/30/05.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                         Shares/$ Par          Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   97.0%


CONSUMER DISCRETIONARY   11.5%

Auto Components   0.2%

Cooper Tire (ss.)                                          29,473            635

Dana                                                       62,003          1,075

Delphi (ss.)                                              233,458          2,106

Goodyear Tire & Rubber *(ss.)                              70,370          1,032

Johnson Controls                                           78,594          4,986

Visteon (ss.)                                              56,750            554

                                                                          10,388

Automobiles   0.6%

Ford Motor                                                753,867         11,037

GM (ss.)                                                  232,885          9,329

Harley-Davidson (ss.)                                     120,986          7,350

                                                                          27,716

Distributors   0.1%

Genuine Parts                                              71,620          3,156

                                                                           3,156

Hotels, Restaurants & Leisure   1.5%

Carnival                                                  259,893         14,977

Darden Restaurants                                         65,097          1,806

Harrah's Entertainment (ss.)                               45,571          3,048

Hilton                                                    159,046          3,617

International Game Technology                             141,924          4,879

Marriott, Class A                                          93,772          5,906

McDonald's                                                514,379         16,491

Starbucks *                                               164,571         10,263

Starwood Hotels & Resorts Worldwide, Class B               86,107          5,029

Wendy's                                                    47,385          1,860

Yum! Brands                                               120,267          5,674

                                                                          73,550

Household Durables   0.5%

Black & Decker                                             33,564          2,965

Centex                                                     50,136          2,987

Fortune Brands                                             59,344          4,580

KB Home                                                    18,734          1,956

Leggett & Platt                                            77,846          2,213

Maytag (ss.)                                               31,779            671

Newell Rubbermaid  (ss.)                                  114,278          2,764

Pulte                                                      51,778          3,303

Snap-On (ss.)                                              23,950            823

Stanley Works                                              33,387          1,636

Whirlpool                                                  27,153          1,879

                                                                          25,777

Internet & Catalog Retail   0.7%

eBay *                                                    272,152         31,646

                                                                          31,646

Leisure Equipment & Products   0.2%

Brunswick                                                  39,517          1,956

Eastman Kodak (ss.)                                       118,072          3,808

Hasbro                                                     72,349          1,402

Mattel                                                    168,559          3,285

                                                                          10,451

Media   3.9%

Clear Channel Communications                              237,102          7,940

Comcast, Class A *                                        909,282         30,261

Disney                                                    842,263         23,415

Dow Jones (ss.)                                            32,813          1,413

Gannett                                                   104,552          8,542

Interpublic Group *                                       176,455          2,364

Knight-Ridder                                              31,475          2,107

McGraw-Hill                                                77,800          7,122

Meredith                                                   21,014          1,139

New York Times, Class A                                    60,068          2,451

News Corp, Class A *(ss.)                               1,070,200         19,970

Omnicom                                                    76,837          6,479

Time Warner *                                           1,883,574         36,617

Tribune (ss.)                                             130,627          5,504

Univision Communications, Class A *                       132,143          3,868

Viacom, Class B                                           698,231         25,409

                                                                         184,601

Multiline Retail   1.1%

Big Lots *(ss.)                                            49,120            596

Dillards, Class A (ss.)                                    33,167            891

Dollar General                                            134,133          2,786

Family Dollar Stores                                       68,157          2,129

Federated Department Stores                                69,273          4,003

J.C. Penney                                               117,571          4,867

Kohl's *                                                  141,100          6,938

May Department Stores                                     118,631          3,488

Nordstrom                                                  56,914          2,660

Sears (ss.)                                                87,322          4,456

Target                                                    370,641         19,247

                                                                          52,061

Specialty Retail   2.3%

Autonation *(ss.)                                         107,500          2,065

AutoZone *                                                 33,895          3,095

Bed Bath & Beyond *                                       124,057          4,941

Best Buy                                                  134,023          7,964

Circuit City                                               83,087          1,299

GAP                                                       359,119          7,585

Home Depot                                                904,223         38,646

Lowes                                                     316,501         18,227

Office Depot *(ss.)                                       129,407          2,247

OfficeMax (ss.)                                            38,508          1,208

RadioShack                                                 65,077          2,140

Sherwin-Williams                                           58,949          2,631

Staples                                                   203,662          6,865

The Limited                                               166,491          3,833

Tiffany (ss.)                                              59,109          1,890

TJX Companies                                             202,089          5,078

Toys "R" Us *                                              87,978          1,801

                                                                         111,515

Textiles, Apparel, & Luxury Goods   0.4%

Coach *                                                    77,800          4,388

Jones Apparel Group                                        50,312          1,840

Liz Claiborne                                              45,127          1,905

Nike, Class B                                             108,335          9,825

Reebok                                                     23,730          1,044

V. F. (ss.)                                                45,247          2,505

                                                                          21,507

Total Consumer Discretionary                                             552,368


CONSUMER STAPLES   10.2%

Beverages   2.2%

Anheuser-Busch                                            327,975         16,638

Brown-Forman, Class B                                      49,622          2,416

Coca-Cola                                                 996,091         41,467

Coca-Cola Enterprises                                     192,965          4,023

Coors, Class B (ss.)                                       15,359          1,162

Pepsi Bottling Group                                      103,361          2,795

PepsiCo                                                   693,877         36,221

                                                                         104,722

Food & Staples Retailing   3.1%

Albertsons (ss.)                                          151,425          3,616

Costco Wholesale                                          189,468          9,172

CVS                                                       163,401          7,364

Kroger *                                                  305,187          5,353

Safeway *                                                 185,644          3,665

Supervalu                                                  55,073          1,901

Sysco                                                     263,392         10,054

Wal-Mart                                                1,739,659         91,889

Walgreen                                                  419,969         16,114

                                                                         149,128

Food Products   1.3%

Archer-Daniels-Midland                                    269,435          6,011

Campbell Soup                                             168,318          5,031

ConAgra                                                   215,134          6,336

General Mills                                             149,194          7,417

Heinz                                                     143,198          5,583

Hershey Foods                                             101,554          5,640

Kellogg                                                   170,699          7,623

McCormick  (ss.)                                           55,200          2,131

Sara Lee                                                  324,950          7,844

Wrigley                                                    91,804          6,352

                                                                          59,968

Household Products   1.8%

Clorox                                                     62,223          3,667

Colgate-Palmolive                                         217,905         11,148

Kimberly-Clark                                            202,200         13,307

Procter & Gamble                                        1,044,340         57,522

                                                                          85,644

Personal Products   0.6%

Alberto Culver, Class B (ss.)                              37,441          1,819

Avon                                                      194,806          7,539

Gillette                                                  410,004         18,360

                                                                          27,718

Tobacco   1.2%

Altria Group                                              845,171         51,640

Reynolds American (ss.)                                    61,000          4,794

UST (ss.)                                                  67,843          3,264

                                                                          59,698

Total Consumer Staples                                                   486,878


ENERGY   6.9%

Energy Equipment & Services   0.9%

Baker Hughes                                              136,898          5,841

BJ Services                                                66,867          3,112

Halliburton                                               182,244          7,151

Nabors Industries *                                        61,976          3,179

Noble Drilling *(ss.)                                      55,500          2,761

Rowan *(ss.)                                               43,960          1,139

Schlumberger                                              241,856         16,192

Transocean *                                              132,043          5,597

                                                                          44,972

Oil & Gas   6.0%

Amerada Hess (ss.)                                         37,205          3,065

Anadarko Petroleum                                        102,244          6,626

Apache                                                    135,076          6,831

Ashland                                                    28,786          1,681

Burlington Resources                                      161,282          7,016

ChevronTexaco                                             867,836         45,570

ConocoPhillips                                            283,302         24,599

Devon Energy                                              199,602          7,768

El Paso Corporation                                       265,925          2,766

EOG Resources                                              49,326          3,520

ExxonMobil                                              2,656,307        136,162

Kerr-McGee                                                 62,243          3,597

Kinder Morgan                                              51,462          3,763

Marathon Oil                                              142,298          5,352

Occidental Petroleum                                      162,072          9,459

Sunoco                                                     30,518          2,494

Unocal                                                    108,636          4,697

Valero Energy                                             105,400          4,785

Williams Companies                                        227,498          3,706

XTO Energy                                                 39,000          1,380

                                                                         284,837

Total Energy                                                             329,809


FINANCIALS   20.0%

Capital Markets   2.8%

Bank of New York                                          320,798         10,721

Bear Stearns                                               42,352          4,333

Charles Schwab                                            559,846          6,696

E*TRADE Financial *                                       150,900          2,256

Federated Investors, Class B                               44,400          1,350

Franklin Resources                                        102,132          7,114

Goldman Sachs                                             199,425         20,748

Janus Capital Group                                        99,297          1,669

Lehman Brothers                                           111,761          9,777

Mellon Financial                                          173,737          5,405

Merrill Lynch                                             384,565         22,985

Morgan Stanley                                            451,191         25,050

Northern Trust                                             90,983          4,420

State Street                                              137,586          6,758

T. Rowe Price Group !                                      51,913          3,229

                                                                         132,511

Commercial Banks   5.8%

AmSouth (ss.)                                             147,117          3,810

Bank of America                                         1,663,012         78,145

BB&T (ss.)                                                227,436          9,564

Comerica                                                   70,156          4,281

Compass Bancshares                                         50,200          2,443

Fifth Third Bancorp (ss.)                                 234,646         11,094

First Horizon National (ss.)                               51,211          2,208

Huntington Bancshares                                      95,408          2,364

KeyCorp                                                   167,155          5,667

M&T Bank (ss.)                                             47,500          5,123

Marshall & Ilsley                                          92,302          4,080

National City                                             279,468         10,494

North Fork Bancorporation                                 194,845          5,621

PNC Financial Services Group                              116,519          6,693

Regions Financial (ss.)                                   189,776          6,754

SunTrust                                                  151,886         11,221

Synovus Financial (ss.)                                   127,445          3,642

U.S. Bancorp                                              770,822         24,142

Wachovia                                                  660,802         34,758

Wells Fargo                                               696,657         43,297

Zions Bancorp                                              36,365          2,474

                                                                         277,875

Consumer Finance   1.3%

American Express                                          514,137         28,982

Capital One Financial                                      99,509          8,380

MBNA                                                      526,622         14,845

Providian Financial *                                     122,081          2,011

SLM Corporation                                           178,565          9,533

                                                                          63,751

Diversified Financial Services   3.7%

CIT Group                                                  86,100          3,945

Citigroup                                               2,134,163        102,824

J.P. Morgan Chase                                       1,463,491         57,091

Moody's                                                    60,806          5,281

Principal Financial Group                                 128,071          5,243

                                                                         174,384

Insurance   4.1%

ACE Limited                                               116,509          4,981

AFLAC                                                     209,073          8,330

Allstate                                                  282,912         14,632

Ambac Financial Group                                      44,104          3,622

American International Group                            1,069,671         70,245

Aon (ss.)                                                 128,278          3,061

Chubb (ss.)                                                79,280          6,097

Cincinnati Financial                                       68,258          3,021

Hartford Financial Services                               120,664          8,363

Jefferson Pilot (ss.)                                      56,177          2,919

Lincoln National                                           72,059          3,364

Loews                                                      76,427          5,373

Marsh & McLennan                                          216,409          7,120

MBIA (ss.)                                                 58,664          3,712

MetLife                                                   307,244         12,446

Progressive Corporation                                    81,943          6,952

Prudential                                                212,730         11,692

SAFECO (ss.)                                               55,679          2,909

St. Paul Companies                                        276,181         10,238

Torchmark                                                  45,241          2,585

UnumProvident (ss.)                                       123,714          2,219

XL Capital                                                 57,190          4,441

                                                                         198,322

Real Estate   0.5%

Apartment Investment & Management, Class A, REIT           39,100          1,507

Archstone-Smith Trust, REIT (ss.)                          80,100          3,068

Equity Office Properties, REIT                            165,433          4,817

Equity Residential, REIT (ss.)                            115,485          4,178

Plum Creek Timber, REIT                                    75,304          2,895

ProLogis, REIT                                             76,200          3,302

Simon Property Group, REIT                                 90,937          5,881

                                                                          25,648

Thrifts & Mortgage Finance   1.8%

Countrywide Credit                                        239,134          8,850

Fannie Mae                                                398,847         28,402

Freddie Mac                                               283,593         20,901

Golden West Financial                                     126,310          7,758

MGIC Investment (ss.)                                      40,794          2,811

Sovereign Bancorp                                         139,700          3,150

Washington Mutual                                         358,505         15,158

                                                                          87,030

Total Financials                                                         959,521


HEALTH CARE   12.3%

Biotechnology   1.3%

Amgen *                                                   521,756         33,471

Applera (ss.)                                              83,265          1,741

Biogen Idec *                                             138,527          9,227

Chiron *(ss.)                                              77,558          2,585

Genzyme *                                                 101,795          5,911

Gilead Sciences *                                         178,800          6,256

MedImmune *                                               103,347          2,802

                                                                          61,993

Health Care Equipment & Supplies   2.2%

Bausch & Lomb (ss.)                                        21,748          1,402

Baxter International                                      252,899          8,735

Becton, Dickinson                                         104,301          5,924

Biomet                                                    104,237          4,523

Boston Scientific *                                       348,230         12,380

C R Bard                                                   43,276          2,769

Fisher Scientific *(ss.)                                   48,200          3,007

Guidant                                                   131,124          9,454

Hospira *                                                  64,144          2,149

Medtronic                                                 496,648         24,668

Millipore *                                                20,723          1,032

PerkinElmer                                                52,476          1,180

St. Jude Medical *                                        147,192          6,172

Stryker                                                   163,674          7,897

Thermo Electron *                                          67,672          2,043

Waters Corporation *(ss.)                                  49,999          2,339

Zimmer Holdings *                                         100,134          8,023

                                                                         103,697

Health Care Providers & Services   2.2%

Aetna                                                      60,460          7,542

AmerisourceBergen                                          45,585          2,675

Cardinal Health                                           177,337         10,312

Caremark RX *                                             191,200          7,539

CIGNA (ss.)                                                56,300          4,592

Express Scripts *                                          32,000          2,446

HCA (ss.)                                                 172,489          6,893

Health Management, Class A (ss.)                           98,693          2,242

Humana *                                                   65,388          1,941

IMS Health                                                 94,465          2,193

Laboratory Corporation of America *                        56,700          2,825

Manor Care                                                 34,671          1,229

McKesson                                                  120,114          3,779

Medco *                                                   112,325          4,673

Quest Diagnostics (ss.)                                    41,800          3,994

Tenet Healthcare *(ss.)                                   192,628          2,115

UnitedHealth Group                                        269,094         23,688

WellPoint *                                               121,707         13,996

                                                                         104,674

Pharmaceuticals   6.6%

Abbott Laboratories                                       641,347         29,919

Allergan                                                   54,488          4,417

Bristol Myers Squibb                                      800,170         20,500

Eli Lilly                                                 464,602         26,366

Forest Laboratories *                                     151,636          6,802

Johnson & Johnson                                       1,220,664         77,415

King Pharmaceuticals *(ss.)                                96,574          1,198

Merck                                                     912,640         29,332

Mylan Laboratories (ss.)                                  112,700          1,993

Pfizer                                                  3,096,875         83,275

Schering-Plough                                           606,104         12,656

Watson Pharmaceuticals *(ss.)                              43,930          1,441

Wyeth                                                     546,169         23,261

                                                                         318,575

Total Health Care                                                        588,939


INDUSTRIALS & BUSINESS SERVICES   11.4%

Aerospace & Defense   2.0%

Boeing                                                    345,782         17,901

General Dynamics                                           82,357          8,615

Goodrich                                                   49,439          1,614

Honeywell International                                   354,157         12,541

L-3 Communication                                          47,200          3,457

Lockheed Martin                                           183,096         10,171

Northrop Grumman                                          152,194          8,273

Raytheon                                                  184,499          7,164

Rockwell Collins                                           72,051          2,842

United Technologies                                       210,424         21,747

                                                                          94,325

Air Freight & Logistics   1.1%

Fedex                                                     123,912         12,204

Ryder System                                               26,618          1,272

UPS, Class B                                              460,879         39,387

                                                                          52,863

Airlines   0.1%

Delta *(ss.)                                               57,423            429

Southwest Airlines                                        322,834          5,256

                                                                           5,685

Building Products   0.2%

American Standard *                                        88,260          3,647

Masco                                                     183,555          6,705

                                                                          10,352

Commercial Services & Supplies   0.9%

Allied Waste Industries *(ss.)                            130,971          1,215

Apollo Group, Class A *                                    75,844          6,121

Avery Dennison                                             44,670          2,679

Cendant                                                   433,434         10,134

Cintas (ss.)                                               71,102          3,119

Equifax                                                    55,095          1,548

H&R Block (ss.)                                            68,188          3,341

Pitney Bowes                                               94,103          4,355

R.R. Donnelley *                                           88,871          3,136

Robert Half International                                  70,361          2,071

Waste Management                                          237,900          7,123

                                                                          44,842

Construction & Engineering   0.0%

Fluor (ss.)                                                34,310          1,870

                                                                           1,870

Electrical Equipment   0.4%

American Power Conversion (ss.)                            81,366          1,741

Cooper Industries, Class A                                 39,153          2,658

Emerson Electric                                          171,944         12,053

Power-One *(ss.)                                           37,900            338

Rockwell Automation                                        75,087          3,721

                                                                          20,511

Industrial Conglomerates   4.6%

3M                                                        320,590         26,311

GE                                                      4,352,599        158,870

Textron                                                    57,002          4,206

Tyco International                                        828,173         29,599

                                                                         218,986

Machinery   1.5%

Caterpillar                                               139,486         13,601

Cummins Engine (ss.)                                       17,961          1,505

Danaher                                                   126,202          7,245

Deere                                                     101,899          7,581

Dover                                                      84,030          3,524

Eaton                                                      62,878          4,550

Illinois Tool Works                                       123,488         11,445

Ingersoll-Rand, Class A                                    71,572          5,747

ITT Industries                                             37,576          3,174

Navistar *(ss.)                                            29,270          1,288

PACCAR (ss.)                                               71,361          5,743

Pall (ss.)                                                 51,393          1,488

Parker Hannifin                                            48,892          3,703

                                                                          70,594

Road & Rail   0.5%

Burlington Northern Santa Fe                              152,148          7,198

CSX (ss.)                                                  87,834          3,521

Norfolk Southern                                          161,905          5,859

Union Pacific                                             107,379          7,221

                                                                          23,799

Trading Companies & Distributors   0.1%

W. W. Grainger                                             37,362          2,489

                                                                           2,489

Total Industrials & Business Services                                    546,316


INFORMATION TECHNOLOGY   15.6%

Communications Equipment   2.6%

ADC Telecommunications *(ss.)                             328,429            880

Andrew *                                                   68,100            928

Avaya *                                                   189,033          3,251

CIENA *(ss.)                                              245,495            820

Cisco Systems *                                         2,707,774         52,260

Comverse Technology *                                      79,892          1,953

Corning *                                                 577,537          6,798

JDS Uniphase *(ss.)                                       602,511          1,910

Lucent Technologies *(ss.)                              1,814,865          6,824

Lucent Technologies, Warrants 12/10/07 *                   34,630             55

Motorola                                                  996,966         17,148

QUALCOMM                                                  673,992         28,577

Scientific-Atlanta (ss.)                                   62,724          2,071

Tellabs *                                                 189,522          1,628

                                                                         125,103

Computers & Peripherals   3.8%

Apple Computer *                                          165,822         10,679

Dell *                                                  1,021,548         43,048

EMC *                                                     988,556         14,700

Gateway *(ss.)                                            157,122            944

Hewlett-Packard                                         1,242,506         26,055

IBM                                                       684,576         67,485

Lexmark International, Class A *                           53,567          4,553

NCR *                                                      38,288          2,651

Network Appliance *(ss.)                                  148,515          4,934

QLogic *                                                   38,661          1,420

Sun Microsystems *                                      1,380,826          7,429

                                                                         183,898

Electronic Equipment & Instruments   0.3%

Agilent Technologies *(ss.)                               199,164          4,800

Jabil Circuit *                                            81,854          2,094

Molex                                                      77,332          2,320

Sanmina-SCI *(ss.)                                        217,397          1,841

Solectron *                                               400,414          2,134

Symbol Technologies                                        98,049          1,696

Tektronix                                                  37,039          1,119

                                                                          16,004

Internet Software & Services   0.5%

Monster Worldwide *(ss.)                                   48,107          1,618

Yahoo! *                                                  564,396         21,267

                                                                          22,885

IT Services   1.1%

Affiliated Computer Services, Class A *(ss.)               53,000          3,190

Automatic Data Processing                                 240,280         10,656

Computer Sciences *                                        77,645          4,377

Convergys *                                                57,364            860

Electronic Data Systems (ss.)                             210,712          4,868

First Data                                                339,877         14,458

Fiserv *                                                   80,323          3,228

Paychex                                                   153,871          5,244

Sabre Holdings, Class A                                    56,514          1,252

SunGard Data Systems *                                    118,626          3,361

Unisys *                                                  135,184          1,376

                                                                          52,870

Office Electronics   0.1%

Xerox *                                                   390,574          6,644

                                                                           6,644

Semiconductor & Semiconductor Equipment   3.0%

Advanced Micro Devices *(ss.)                             158,065          3,481

Altera *                                                  151,246          3,131

Analog Devices                                            155,194          5,730

Applied Materials *                                       698,059         11,937

Applied Micro Circuits *                                  135,978            572

Broadcom, Class A *                                       132,605          4,281

Freescale Semiconductor, Class B *                        159,688          2,932

Intel                                                   2,600,116         60,817

KLA-Tencor *                                               81,239          3,784

Linear Technology                                         126,670          4,910

LSI Logic *(ss.)                                          163,765            897

Maxim Integrated Products                                 134,545          5,703

Micron Technology *                                       247,523          3,057

National Semiconductor (ss.)                              146,994          2,639

Novellus Systems *                                         58,491          1,631

NVIDIA *                                                   69,979          1,649

PMC-Sierra *(ss.)                                          69,810            785

Teradyne *(ss.)                                            79,206          1,352

Texas Instruments                                         710,658         17,496

Xilinx                                                    142,849          4,235

                                                                         141,019

Software   4.2%

Adobe Systems                                              98,714          6,193

Autodesk                                                   94,338          3,580

BMC Software *(ss.)                                        90,514          1,684

Citrix Systems *                                           69,430          1,703

Computer Associates (ss.)                                 240,185          7,460

Compuware *                                               162,187          1,049

Electronic Arts *                                         125,378          7,733

Intuit *                                                   79,488          3,498

Mercury Interactive *                                      38,026          1,732

Microsoft                                               4,466,094        119,290

Novell *(ss.)                                             160,589          1,084

Oracle *                                                2,100,687         28,822

Parametric Technology *(ss.)                              107,104            631

Siebel Systems *                                          204,415          2,146

Symantec *                                                259,300          6,680

VERITAS Software *                                        177,271          5,061

                                                                         198,346

Total Information Technology                                             746,769


MATERIALS   3.0%

Chemicals   1.6%

Air Products and Chemicals                                 93,563          5,424

Dow Chemical                                              388,824         19,251

DuPont                                                    408,932         20,058

Eastman Chemical                                           31,517          1,819

Ecolab                                                    106,334          3,736

Engelhard                                                  50,059          1,535

Great Lakes Chemical                                       21,392            609

Hercules *                                                 44,786            665

International Flavors & Fragrances                         39,330          1,685

Monsanto                                                  108,614          6,033

PPG Industries                                             70,528          4,807

Praxair                                                   134,080          5,920

Rohm & Haas                                                92,325          4,084

Sigma Aldrich                                              28,412          1,718

                                                                          77,344

Construction Materials   0.0%

Vulcan Materials                                           42,367          2,314

                                                                           2,314

Containers & Packaging   0.2%

Ball                                                       46,132          2,029

Bemis                                                      42,798          1,245

Pactiv *                                                   61,304          1,551

Sealed Air *                                               34,673          1,847

Temple-Inland                                              23,044          1,576

                                                                           8,248

Metals & Mining   0.7%

Alcoa                                                     359,498         11,295

Allegheny Technologies                                     37,976            823

Freeport McMoRan Copper Gold, Class B (ss.)                74,360          2,843

Newmont Mining                                            182,976          8,126

Nucor                                                      66,134          3,461

Phelps Dodge                                               39,608          3,918

USX-U.S. Steel Group (ss.)                                 46,651          2,391

                                                                          32,857

Paper & Forest Products   0.5%

Georgia-Pacific                                           105,527          3,955

International Paper                                       200,909          8,438

Louisiana Pacific (ss.)                                    46,118          1,233

MeadWestvaco                                               83,313          2,823

Neenah Paper *                                              6,127            200

Weyerhaeuser                                               98,418          6,616

                                                                          23,265

Total Materials                                                          144,028


TELECOMMUNICATION SERVICES   3.2%

Diversified Telecommunication Services   2.9%

Alltel (ss.)                                              126,289          7,421

AT&T (ss.)                                                326,797          6,229

BellSouth (ss.)                                           752,287         20,906

Centurytel                                                 55,028          1,952

Citizens Communications (ss.)                             135,370          1,867

Qwest Communications *(ss.)                               752,816          3,342

SBC Communications                                      1,364,747         35,169

Sprint                                                    604,951         15,033

Verizon Communications                                  1,140,826         46,215

                                                                         138,134

Wireless Telecommunication Services   0.3%

Nextel Communications, Class A *                          457,520         13,726

                                                                          13,726

Total Telecommunication Services                                         151,860

UTILITIES   2.9%

Electric Utilities   2.0%

Allegheny Energy *(ss.)                                    55,515          1,094

Ameren                                                     79,309          3,977

American Electric Power                                   162,533          5,581

CenterPoint Energy (ss.)                                  126,546          1,430

CINergy (ss.)                                              74,726          3,111

Consolidated Edison                                        99,953          4,373

DTE Energy (ss.)                                           70,723          3,050

Edison International (ss.)                                134,353          4,303

Entergy                                                    93,154          6,296

Exelon                                                    272,336         12,002

FirstEnergy                                               135,393          5,349

FPL Group                                                  76,465          5,716

PG&E *                                                    166,617          5,545

Pinnacle West Capital                                      37,497          1,665

PPL                                                        78,276          4,171

Progress Energy                                           101,942          4,612

Southern Company                                          304,303         10,200

Teco Energy (ss.)                                          80,504          1,235

TXU                                                        98,373          6,351

XCEL Energy                                               166,477          3,030

                                                                          93,091

Gas Utilities   0.1%

KeySpan                                                    67,049          2,645

NICOR (ss.)                                                19,026            703

NiSource                                                  111,165          2,532

Peoples Energy                                             14,826            652

                                                                           6,532

Multi-Utilities & Unregulated Power   0.8%

AES *                                                     266,833          3,648

Calpine *(ss.)                                            215,729            850

CMS Energy *(ss.)                                          77,220            807

Constellation Energy Group                                 71,988          3,147

Dominion Resources (ss.)                                  136,937          9,276

Duke Energy                                               393,460          9,966

Dynegy, Class A *(ss.)                                    149,585            691

Public Service Enterprise (ss.)                            98,049          5,076

Sempra Energy                                              95,695          3,510

                                                                          36,971

Total Utilities                                                          136,594


Total Common Stocks (Cost  $3,690,750)                                 4,643,082

SHORT-TERM INVESTMENTS   3.3%

Money Market Fund   3.0%

T. Rowe Price Reserve Investment Fund, 2.28% #!       145,661,489        145,661

                                                                         145,661

U.S. Treasury Obligations 0.3%

U.S. Treasury Bills, 1.702%, 1/27/05 (ss.)++           14,000,000         13,983

                                                                          13,983

Total Short-Term Investments (Cost  $159,644)                            159,644

SECURITIES LENDING COLLATERAL   3.8%

Money Market Trust   3.8%

State Street Bank and Trust Company of
New Hampshire N.A. Securities Lending Quality
Trust units, 2.28% #                                  181,904,287        181,904

Total Securities Lending Collateral (Cost  $181,904)                     181,904


FUTURES CONTRACTS   0.0%

Variation margin receivable (payable)
on open futures contracts (2)                                              (135)

Total Futures Contracts                                                    (135)

Total Investments in Securities

104.1% of Net Assets (Cost $4,032,298)                                $4,984,495
                                                                      ----------




   (1) Denominated in U.S. dollars unless otherwise noted

     # Seven-day yield

     * Non-income producing

 (ss.) All or a portion of this security is on loan at December 31, 2004 -- See
       Note 2

    ++ All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2004.

     ! Affiliated company -- See Note 4

  REIT Real Estate Investment Trust

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(2) Open Futures Contracts at December 31, 2004 were as follows:
($ 000s)

                                                         Contract    Unrealized
                                            Expiration     Value     Gain (Loss)
                                            ----------   --------    -----------

Long, 150 S&P 500 contracts,
$3,091 par of 1.702% U.S. Treasury Bills
pledged as initial margin                      3/05      $ 45,514       $ 1,256

Long, 1,434 S&P Mini 500 contracts,
$5,909 par of 1.702% U.S. Treasury Bills
pledged as initial margin                      3/05        87,022         1,759

Net payments (receipts) of variation
margin to date                                                           (3,150)

Variation margin receivable (payable)
on open futures contracts                                               $  (135)
                                                                        --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $147,514)                          $       148,890

  Non-affiliated companies (cost $3,884,784)                          4,835,605

  Total investments in securities                                     4,984,495

Other assets                                                             51,732

Total assets                                                          5,036,227

Liabilities

Total liabilities                                                       247,528

NET ASSETS                                                      $     4,788,699
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $      (167,136)

Net unrealized gain (loss)                                              955,347

Paid-in-capital applicable to 147,054,720 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                    4,000,488

NET ASSETS                                                      $     4,788,699
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         32.56
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $        86,660

  Securities lending                                                        171

  Interest                                                                  101

  Total income                                                           86,932

Expenses

  Shareholder servicing                                                   8,040

  Investment management                                                   6,404

  Custody and accounting                                                    319

  Prospectus and shareholder reports                                        258

  Registration                                                               91

  Legal and audit                                                            21

  Directors                                                                  11

  Miscellaneous                                                             321

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                             (515)

  Total expenses                                                         14,950

  Expenses paid indirectly                                                   (2)

  Net expenses                                                           14,948

Net investment income (loss)                                             71,984

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affiliated securities                                                      48

  Non affiliated securities                                             115,744

  Futures                                                                 9,983

  Net realized gain (loss)                                              125,775

Change in net unrealized gain (loss)

  Securities                                                            246,764

  Futures                                                                  (658)

  Change in net unrealized gain (loss)                                  246,106

Net realized and unrealized gain (loss)                                 371,881

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       443,865
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/04       12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    71,984    $    45,797

  Net realized gain (loss)                               125,775         15,501

  Change in net unrealized gain (loss)                   246,106        763,875

  Increase (decrease) in net assets from operations      443,865        825,173

Distributions to shareholders

  Net investment income                                  (72,492)       (45,987)

Capital share transactions *

  Shares sold                                          1,445,896        927,373

  Distributions reinvested                                71,092         45,115

  Shares redeemed                                       (985,161)      (574,733)

  Redemption fees received                                    62             79

  Increase (decrease) in net assets from capital
  share transactions                                     531,889        397,834

Net Assets

Increase (decrease) during period                        903,262      1,177,020

Beginning of period                                    3,885,437      2,708,417

End of period                                        $ 4,788,699    $ 3,885,437
                                                     ---------------------------
(Including undistributed net investment income of $0 at 12/31/04 and $248 at 12/31/03)

*Share information

  Shares sold                                             47,307         35,870

  Distributions reinvested                                 2,286          1,698

  Shares redeemed                                        (32,289)       (22,258)

  Increase (decrease) in shares outstanding               17,304         15,310

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Index Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 1990. The fund seeks to match the performance of the Standard & Poor's 500 Stock Index(RT).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices.

Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $3,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees
A 0.5% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions
In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2004, the fund realized $118,299,000 of net gain on $199,324,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $13,663,000, represents 15.8% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, the value of loaned securities was $177,269,000; aggregate collateral consisted of $181,904,000 in the money market pooled trust.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $758,666,000 and $265,479,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $72,492,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $ 1,305,730,000

Unrealized depreciation                                            (353,397,000)

Net unrealized appreciation (depreciation)                          952,333,000

Capital loss carryforwards                                         (164,122,000)

Paid-in capital                                                   4,000,488,000

Net assets                                                      $ 4,788,699,000
                                                                ---------------


Federal income tax regulations require the fund to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, $3,015,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $6,306,000 of capital loss carryforwards. As of December 31, 2004, the fund had $49,385,000 of capital loss carryforwards that expire in 2009, and $114,737,000 that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                             $       260,000

Undistributed net realized gain                                    (118,299,000)

Paid-in capital                                                     118,039,000

At December 31, 2004, the cost of investments for federal income tax purposes was $4,035,312,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.15% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2004, investment management fee payable totaled $640,000.

The fund is also subject to a contractual expense limitation through April 30, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.35%. Through April 30, 2007, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $1,304,000 through December 31, 2005, and $515,000 through April 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $105,000 for Price Associates, $2,403,000 for T. Rowe Price Services, Inc., and $2,108,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $496,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $826,000 for shareholder servicing costs related to the college savings plans, of which $602,000 was for services provided by Price and $70,000 was payable at period-end. At December 31, 2004, approximately 7.3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $1,206,000 of Retirement Funds' expenses, of which $823,000 related to services provided by Price and $112,000 was payable at period-end. At December 31, 2004, approximately 14.4% of the outstanding shares of the fund were held by the Retirement Funds.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest in the T. Rowe Price Reserve

Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $1,382,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $145,661,000 and $92,421,000, respectively. During the year ended December 31, 2004, dividend income from T. Rowe Price Group, Inc. totaled $40,000, and the value of shares of T. Rowe Price Group, Inc. held at December 31, 2004 and December 31, 2003 was $3,229,000 and $2,215,000, respectively.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Index Trust, Inc. and
Shareholders of T. Rowe Price Equity Index 500 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Index 500 Fund (one of the portfolios comprising T. Rowe Price Index Trust, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $72,492,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $72,492,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)                    Principal Occupation(s) During Past 5 Years
Year Elected *                     and Directorships of Other Public Companies

Anthony W. Deering                 Director, Chairman of the Board, President,
(1945)                             and Chief Executive Officer, The Rouse
2001                               Company, real estate developers; Director,
                                   Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.                Principal, EuroCapital Advisors, LLC, an
(1943)                             acquisition and management advisory firm
1994

David K. Fagin                     Director, Golden Star Resources Ltd., Canyon
(1938)                             Resources Corp. (5/00 to present), and
1994                               Pacific Rim Mining Corp. (2/02 to present);
                                   Chairman and President, Nye Corp.

Karen N. Horn                      Managing Director and President, Global
(1943)                             Private Client Services, Marsh Inc.
2003                               (1999-2003); Managing Director and Head of
                                   International Private Banking, Bankers Trust
                                   (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver               President, F. Pierce Linaweaver & Associates,
(1934)                             Inc., consulting environmental and civil
2001                               engineers

John G. Schreiber                  Owner/President, Centaur Capital Partners,
(1946)                             Inc., a real estate investment company;
2001                               Partner, Blackstone Real Estate Advisors,
                                   L.P.; Director, AMLI Residential Properties
                                   Trust and The Rouse Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                          Global Investment Services Limited and T. Rowe
[43]                          Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1990                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Index Trust

*Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served           Principal Occupation(s)

Jeanne M. Aldave (1971)            Assistant Vice President, T. Rowe Price
Vice President, Index Trust

E. Frederick Bair,CFA,CPA (1969)
Executive Vice President,          Vice President, T. Rowe Price and
Index Trust                        T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)       Vice President, T. Rowe Price, T. Rowe Price
Vice President, Index Trust        Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)           Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Index Trust             Group, Inc., T. Rowe Price Investment
                                   Services, Inc., and T. Rowe Price Trust
                                   Company

Wendy R. Diffenbaugh (1953)        Vice President, T. Rowe Price
Vice President, Index Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Roger L. Fiery III, CPA (1959)     Vice President, T. Rowe Price, T. Rowe Price
Vice President, Index Trust        Group, Inc., T. Rowe Price International,
                                   Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)              Chief Compliance Officer and Vice President,
Chief Compliance Officer,          T. Rowe Price; Vice President, T. Rowe Price
Index Trust                        Investment Services, Inc., and T. Rowe Price
                                   Group, Inc.

Gregory S. Golczewski (1966)       Vice President, T. Rowe Price and T. Rowe
Vice President, Index Trust        Price Trust Company

Ann M. Holcomb, CFA (1972)         Vice President, T. Rowe Price
Vice President, Index Trust

Henry H. Hopkins (1942)            Director and Vice President, T. Rowe Price
Vice President, Index Trust        Investment Services, Inc., T. Rowe Price
                                   Services, Inc., and T. Rowe Price Trust
                                   Company; Vice President, T. Rowe Price,
                                   T. Rowe Price Group, Inc., T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

Patricia B. Lippert (1953)         Assistant Vice President, T. Rowe Price and
Secretary, Index Trust             T. Rowe Price Investment Services, Inc.

Sudhir Nanda, PhD, CFA (1959)      Vice President, T. Rowe Price and  T. Rowe
Vice President, Index Trust        Price Group, Inc.

Ken D.  Uematsu, CFA (1966)        Employee, T. Rowe Price
Assistant Vice President,
Index Trust

Julie L. Waples (1970)             Vice President, T. Rowe Price
Vice President, Index Trust

Richard T. Whitney, CFA (1958)     Vice President, T. Rowe Price, T. Rowe Price
President, Index Trust             Group, Inc., T. Rowe Price International,
                                   Inc., and T. Rowe Price Trust Company

Mary C. Wojciechowski, CFA (1962)  Vice President, T. Rowe Price and T. Rowe
Vice President, Index Trust        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,316               $13,495
     Audit-Related Fees                       1,736                   830
     Tax Fees                                 3,340                 3,505
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005